SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2005

PHYSIOMETRIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-27956	77-0248588
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

FIVE BILLERICA PARK

101 BILLERICA AVENUE

N. BILLERICA, MA 01862

(Address of Principal Executive Offices) (Zip Code)

(978) 670-2422

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of a press release issued by Registrant on June 1, 2005.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Registrant on June 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSIOMETRIX, INC.

	By: /s/	Daniel W. Muehl
Daniel W. Muehl
Vice President and
Chief Financial Officer

Date: June 1, 2005